Exhibit 99.1
HICKS ACQUISITION COMPANY I, INC.
RECEIVES NOTICE FROM EXCHANGE
REGARDING ANNUAL STOCKHOLDER MEETING
DALLAS, TX, February 17, 2009 –Hicks Acquisition Company I, Inc. (NYSE Alternext US LLC: TOH) (the “Company”) announced today that it received a notice from NYSE Alternext US LLC (the “Exchange”) indicating that the Company was not in compliance with the annual stockholder meeting requirements of Section 704 of the Exchange’s Company Guide, because the Company did not hold an annual stockholders meeting during the year ended December 31, 2008. The Company has been afforded the opportunity to submit a plan to the Exchange by March 10, 2009, which the Company contemplates doing, advising the Exchange of actions taken, or to be taken, to bring the Company into compliance with Section 704 of the Company Guide (the “Plan”) by August 11, 2009.
The Company intends to submit a Plan but if the Plan is not accepted by the Exchange, the Company may be subject to delisting procedures. The Exchange will evaluate the Plan and make a determination as to whether the Company has made a reasonable demonstration in the Plan of an ability to regain compliance with the continued listing standings by August 11, 2009 (the “Plan Period”). If the Plan is accepted, the Company should be able to continue its listing during the Plan Period up to August 11, 2009. However, if the Company does not make progress consistent with the Plan during the Plan Period or is not in compliance with the listing standards at the conclusion of the Plan Period, the Exchange staff may initiate delisting procedures as appropriate.
The Company intends to explain in the Plan it submits that, pursuant to the Company’s amended and restated certificate of incorporation, the Company must acquire, or acquire control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets by September 28, 2009 pursuant a transaction approved by its stockholders, or the Company will dissolve and liquidate. As a result, the Company must hold a stockholder meeting prior to September 28, 2009 at which such a transaction is approved, or the Company will liquidate. Accordingly, in its Plan the Company contemplates asking the Exchange to defer the required August 11, 2009 stockholder meeting until September 28, 2009. However, the Company cannot guarantee that the Exchange will accept the Company’s proposal to delay the required stockholder meeting dated until September 28, 2009. In the event the Exchange does not grant the requested delayed date, the Company may be required to hold a stockholder meeting by August 11, 2009.
About Hicks Acquisition Company I, Inc.
The Company is a special purpose acquisition company, launched in October 2007 in an initial public offering that was at the time, at $552 million of gross proceeds, the largest SPAC IPO. Founded by Thomas O. Hicks, the Company was formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, one or more businesses or assets. It currently has no operating businesses.
Information Concerning Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “contemplate,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K. All forward-looking statements are qualified in their entirety by this cautionary statement.